EXHIBIT 10(aa)

                      FOURTH AMENDMENT

                             TO

                 REVOLVING CREDIT AGREEMENT


          Fourth Amendment, dated as of December 19, 1994, to the Revolving Credit Agreement, dated as of January 14, 1994, as amended prior to the date hereof (as so amended, the "Credit Agreement"), among MERRY-GO-ROUND ENTERPRISES, INC., a Maryland corporation ("MGRE"), MGR DISTRIBUTION CORPORATION, a Maryland corporation ("MGRD," and together with MGRE, collectively, the "Borrowers" and individually, a "Borrower"), MGRR, INC., a Delaware corporation (the "Guarantor"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

          The Borrowers, the Guarantor and the Lenders desire to increase the amount of assets (other than Inventory) that may be sold or otherwise disposed of by the Borrowers and the Guarantors from $10,000,000 to $20,000,000, on the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Guarantor, the Agent and the Lenders hereby agree as follows:

          1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          2.   Disposition of Assets.  Section 9.09 of the
Credit Agreement is hereby amended by deleting the amount
"$10,000,000" contained in clause (ii) of paragraph (b) and in paragraph (c) thereof and substituting therefor
"$20,000,000."

          3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date");

          (i) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantor and the Required Lenders.

          (ii) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

          4.   Representations and Warranties.  Each of the
Borrowers and the Guarantor represents and warrants to the Lenders as follows:

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               (a)  The execution, delivery and performance
by the Borrowers and the Guarantor of this Amendment and the performance by the Borrowers and the Guarantor of the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not contravene their organizational documents or any applicable law.

               (b) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and the Guarantor, enforceable against the Borrowers and the Guarantor in accordance with their terms.

               (c)  The representations and warranties
contained in Article VI of the Credit Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Effective Date.

          5. Waivers and Consents. (a) Pursuant to the request of the Borrowers and the Guarantor and in accordance with Section 11.03 of the Credit Agreement, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment, the Lenders and the Agent hereby consent to, and waive any Event of a Default that would otherwise arise (i) under paragraph (d) of
Section 10.01 of the Credit Agreement from any non-compliance by the Borrowers with the provisions of paragraphs (b) and (c) of Section 8.01 of the Credit Agreement by reason of the failure of MGRE to furnish to each of the Lenders, on or before the dates set forth in such paragraphs, an unaudited consolidated statement of operations and cash flows of MGRE and its Consolidated Subsidiaries and an unaudited consolidated balance sheet of MGRE and its Consolidated Subsidiaries for the fiscal quarter and the fiscal month ended July 31, 1994, (ii) under paragraph (b) of Section 10.01 of the Credit Agreement from any false representation, warranty and/or statement made by the Borrowers in the Borrowing Base Certificates delivered by the Borrowers to the Agent and the Lenders prior to September 17, 1994 and in the Certificate made as of April 27, 1994 by the Borrowers and the Guarantor and delivered to the Agent by reason of the inclusion of certain ineligible inventory in the Borrowing Base Certificates delivered by the Borrowers to the Agent and the Lenders prior to September 17, 1994, provided that the consent and waiver set forth in this clause (ii) shall only be effective for the period prior to February 1, 1995, and (iii) under paragraph
(c) of Section 10.01 of the Credit Agreement from the Borrowers' maintaining Inventory (valued at Book Value) at the end of the October 1994 fiscal month of MGRE of more than $166,060,000, provided that the consent and waiver set forth in clause (iii) above is expressly subject to and conditional upon MGRE providing to the each of the Lenders, on or before December 16, 1994, financial projections of MGRE and its Consolidated Subsidiaries, in form and substance

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satisfactory to the Required Lenders, for the remainder of
the 1995 fiscal year of MGRE and for the 1996 fiscal year of MGRE.

               (b) The waivers and consents in this Section 5 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Related Document, which terms and conditions shall continue in full force and effect.

          6. Continued Effectiveness of Credit Agreement. Each of the Borrowers and the Guarantor hereby (i) confirms and agrees that each Related Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Related Document to "the Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement, as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Related Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or Lien on, any collateral as security for the Obligations of the Borrowers or the Guarantor from time to time existing in respect of the Credit Agreement and the Related Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

          7.   Miscellaneous.

               a.   This Amendment may be executed in any
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               b.   Section and paragraph headings herein
are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New
York.

               d.   The Borrowers will pay on demand all
fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel, counsel to the Agent.



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          IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:

MERRY-GO-ROUND ENTERPRISES, INC., as debtor and as debtor-in-possession


By:       /s/ Isaac Kaufman
Name:  Isaac Kaufman
Title:  Chief Financial Officer


MGR DISTRIBUTION CORPORATION, as debtor and as debtor-in-possession


By:       /s/ Isaac Kaufman
Name:  Isaac Kaufman
Title:  Secretary


GUARANTOR:

MGRR, INC., as debtor and as debtor-in-possession


By:       /s/ Isaac Kaufman
Name:  Isaac Kaufman
Title:  Secretary


AGENT AND LENDER:

THE CIT GROUP/BUSINESS CREDIT, INC.


By:       /s/ Anthony Vassallo
Name:  Anthony Vassallo
Title:  Assistant Vice President




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LENDERS:

THE BANK OF NEW YORK
   COMMERCIAL CORPORATION


By:
Name:
Title:


CONGRESS FINANCIAL CORPORATION


By:       /s/ Janet S. Last
Name:  Janet S. Last
Title:  Assistant Vice President


IBJ SCHRODER BANK & TRUST COMPANY


By:       /s/ Alfred J. Sconyi
Name:  Alfred J. Sconyi
Title:  Assistant Vice President


LASALLE BUSINESS CREDIT, INC.


By:       /s/ Donald J. Flores
Name:  Donald J. Flores
Title:  Vice President


PNC BANK, NATIONAL ASSOCIATION


By:
Name:
Title:



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STERLING NATIONAL BANK
   & TRUST COMPANY OF NEW YORK


By:       /s/ Leonard Rudolph
Name:  Leonard Rudolph
Title:  Senior Vice President